UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 6, 2007

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྑ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྑ  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྑ  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

    On December 6, 2007, our Board of Directors, upon recommendation of the Governance & Nominating Committee, approved an amendment to our By-laws to modify the provisions thereof regarding the calling of special meetings.  This amendment permits stockholders who own at least 25% of our outstanding common stock to call a special meeting of stockholders.  Previously, a special meeting of stockholders could be called only by a majority of our Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President.

    The foregoing is merely a summary of the material amendment to the By-laws and is qualified in its entirety by the amended By-laws, a copy of which is included as Exhibit 3.B to this Form 8-K and is incorporated into this Item 5.03 by reference.

    Our press release announcing the approval of the amendment to the By-laws is attached as Exhibit 99.A.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.B	By-laws of El Paso Corporation, as amended December 6, 2007.
99.A	Press Release dated December 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/John R. Sult
John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)

Dated:  December 6, 2007

EXHIBIT INDEX

Exhibit Number	Description

3.B	By-laws of El Paso Corporation, as amended December 6, 2007.
99.A	Press Release dated December 6, 2007.